UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of Earliest Event Reported): December 12, 2007

                                     GERON CORPORATION
                   (Exact name of registrant as specified in its charter)

            Delaware                    0-20859                 75-2287752
(State or other jurisdiction   (Commission File Number)       (IRS Employer
        of incorporation)                                   Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

      The Company deems the following information to be material:

      On December 12, 2007, the Company announced that it had received a $4 million milestone payment in connection with a filing by Merck & Co, Inc. ("Merck") of an Investigational New Drug application ("IND") with the U.S. Food and Drug Administration ("FDA") for a cancer vaccine candidate that targets telomerase. Merck is developing the vaccine under a July 2005 Research, Development and Commercialization License Agreement which provided Merck with exclusive worldwide rights to develop and commercialize non-dendritic cell based vaccines targeting telomerase.

      The Company's Press Release, dated December 12, 2007, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

            (a) Financial Statements.

                        None.

            (b)   Pro Forma Financial Information

                        None.

            (c)   Exhibits:

                        99.1 Press Release of Geron Corporation, dated December 12, 2007.

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GERON CORPORATION



Date: December 12, 2007             By:   /s/ David L. Greenwood
                                          ------------------------
                                          David L. Greenwood
                                          Executive Vice President and Chief
                                          Financial Officer

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